PRA Group Reports Fourth Quarter and Full Year 2018 Results

NORFOLK, Va., Feb. 28, 2019 /PRNewswire/ -- PRA Group (Nasdaq: PRAA), a global leader in acquiring and collecting nonperforming loans, today reported its financial results for the fourth quarter and full year of 2018. Net income attributable to PRA Group, Inc. in the fourth quarter of 2018 was $14.9 million compared to $88.9 million in the fourth quarter of 2017. Diluted earnings per share in the fourth quarter of 2018 were $0.33 compared to $1.96 in the fourth quarter of 2017. For the year ended December 31, 2018, net income attributable to PRA Group, Inc. was $65.6 million, or $1.44 in diluted earnings per share, compared to $164.3 million, or $3.59 in diluted earnings per share, during the year ended December 31, 2017. Financial performance in the fourth quarter and full year of 2017 was impacted by a net after-tax benefit of $73.2 million due to the Tax Cuts and Jobs Act.

During the quarter, the Company completed a review of seller contracts in light of recent interpretations of the rules governing revenue recognition on portfolios that do not qualify for sale accounting. As a result, the Company has determined that two contracts in Austria did not meet the recent interpretations, and the Company should have applied different revenue recognition methodology for portfolios acquired under these contracts. The impact of this change is that the Company should have recognized an additional $5.5 million of revenue from 2016 to 2018. Of the $5.5 million, $1.2 million should have been recognized during 2018. These revenue increases were spread over a number of prior years and, although none were material to any individual year, the impact could have been material had the Company reflected the full change in its 2018 results. The conclusion does not impact the economics of the transactions, only the revenue recognition methodology. This press release includes reconciliations from previously reported results to results adjusted for the additional revenue for the three and twelve months ended December 31, 2017. Additionally, all numbers presented herein reflect adjusted results.

As a result of this analysis, the Company experienced unanticipated delays in completing the year end closing process. The Company, and as a result, its auditors, have not fully completed the activities required to complete Form 10-K for the fiscal year ended December 31, 2018. Therefore, the Company is not in a position to file its Form 10-K within the prescribed time period without unreasonable expense and effort. The Company expects to file its Form 10-K within the 15 day period specified by Rule 12b-25 of the Securities Exchange Act of 1934, as amended.

Fourth Quarter Highlights

  Cash collections of $402.7 million, an increase of 7% compared to the fourth quarter of 2017. Cash collections on a currency adjusted basis increased 9% compared to the fourth quarter of 2017.
    Americas Core cash collections increased 15%, or 16% on a currency adjusted basis.
      U.S. legal cash collections increased 24%.
      U.S. call center cash collections increased 12%.
    Europe Core cash collections increased 6%, or 9% on a currency adjusted basis.
  Record quarterly portfolio investment, excluding acquisitions, of $490.9 million driven by Americas Core and Europe Core.
  Record estimated remaining collections of $6.14 billion which increased $331.5 million from the third quarter of 2018.
  Income recognized on finance receivables of $231.0 million compared to $203.4 million in the fourth quarter of 2017.

Full-Year Highlights

  Expanded North American revolving credit facility to provide significant additional capacity for investment in the United States.
  Completed a strategic partnership with Banco Bradesco, enhancing the Company's position in Latin America's largest economy, creating additional investment opportunities and maintaining majority ownership of the revenue generating operation for PRA Group. The Company recognized a gain of $26.6 million on the sale of the majority stake in the servicing platform during the fourth quarter.
  Record total cash collections of $1.63 billion, driven by record cash collections in Americas Core, Europe Core and Europe Insolvency.
  Record portfolio investment in Americas Core of $657.1 million, increasing 23% compared to the previous record in 2017.

"The fourth quarter of 2018 culminated a year of exceptional portfolio investment and record cash collections for PRA Group. During the fourth quarter, we invested nearly a half billion dollars, with substantial deployments in Americas Core and in European countries where we have extensive data and operational experience. This increased estimated remaining collections to an all-time high of $6.14 billion," said Kevin Stevenson, president and chief executive officer of PRA Group, Inc. "Total cash collections for the year set a record at $1.63 billion, fueled by growth in Americas Core and Europe Core. U.S call centers delivered an increase of 16% compared to 2017 and we are seeing U.S. legal collections accelerate after the investment in the third and fourth quarters."

Cash Collections, Revenues, and Net Allowance Charges

  The following table presents cash collections by quarter and by source on an as reported and currency-adjusted basis:
Cash Collection Source	2018				2017
($ in thousands)	Q4	Q3	Q2	Q1	Q4
Americas-Core	$ 233,937	$ 231,253	$ 233,752	$ 246,237	$ 204,245
Americas-Insolvency	48,000	48,518	56,063	55,280	59,103
Europe-Core	113,154	102,780	109,359	118,109	107,124
Europe-Insolvency	7,618	6,731	7,460	6,954	5,794
Total Cash Collections	$ 402,709	$ 389,282	$ 406,634	$ 426,580	$ 376,266

Cash Collection Source -
Constant Currency Adjusted	2018				2017
($ in thousands)	Q4				Q4
Americas-Core	$ 233,937				$ 201,559
Americas-Insolvency	48,000				59,013
Europe-Core	113,154				103,442
Europe-Insolvency	7,618				5,615
Total Cash Collections	$ 402,709				$ 369,629

  Cash collections in the quarter increased 7%, or 9% on a currency adjusted basis, compared to the fourth quarter of 2017. The increase was largely due to U.S. legal collections increasing 24% and U.S. call center collections increasing 12%. This was partially offset by a 14% decrease in Global Insolvency cash collections primarily due to muted portfolio investment in 2018. For the full year, total cash collections were a record $1.63 billion, an increase of 7% compared to the full year of 2017.
  For the quarter, cash collections on fully amortized pools were $12.0 million and cash collections on nonaccrual pools were $4.1 million.
  Income recognized on finance receivables increased 14% compared to the fourth quarter of 2017 due primarily to Americas Core portfolio investment during 2017 and 2018, Europe Core portfolio investment in 2017 and yield increases in Europe Core. For the full year of 2018, income recognized on finance receivables increased 12% compared to the full year of 2017.
  Net allowance charges in the quarter were $21.4 million primarily due to allowances incurred in the 2013, 2014 and 2015 U.S. Core vintages.
  Fee income and other income in the quarter was $5.7 million.

Expenses

  Operating expenses in the quarter increased $32.7 million compared to the fourth quarter of 2017 largely due to increased legal collection expenses, as the Company had more accounts qualifying for the legal collection channel and increases in compensation and employee services primarily due to expansion in U.S. collection staff. For the twelve months ended December 31, 2018, operating expenses increased $87.0 million compared to the twelve months ended December 31, 2017.
  During the quarter, the Company recorded $3.0 million in noncash interest expense, $2.7 million in amortization of debt issuance costs, and $0.9 million in amortization of intangible assets. The Company also recorded a $0.7 million loss on the change in fair value on interest rate swap agreements.
  The effective tax rate for the full year of 2018 was 15.4%.

Portfolio Acquisitions

  The Company invested $490.9 million in finance receivables in the fourth quarter.
  The Company had in place forward flow commitments as of the end of 2018 for the purchase of nonperforming loans with a maximum purchase price of $303.7 million.
Portfolio Purchase Source	2018				2017
($ in thousands)	Q4	Q3	Q2	Q1	Q4
Americas-Core	$ 172,511	$ 170,426	$ 182,768	$ 131,427	$ 160,278
Americas-Insolvency	52,871	17,151	16,651	13,436	44,195
Europe-Core	231,810	45,754	19,403	18,000	152,417
Europe-Insolvency	33,661	4,159	2,577	5,392	17,698
Total Portfolio Purchasing	$ 490,853	$ 237,490	$ 221,399	$ 168,255	$ 374,588

Conference Call Information
PRA Group, Inc. will hold a conference call today at 5:00 p.m. ET to discuss results with institutional investors and stock analysts. To listen to a webcast of the call and view the accompanying slides, visit https://ir.pragroup.com/events-and-presentations. To listen by phone, call 877-870-4263 in the U.S. or 412-317-0790 outside the U.S. and ask for the PRA Group conference call. To listen to a replay of the call until March 07, 2019, call 877-344-7529 in the U.S. or 412-317-0088 outside the U.S. and use access code 10125880.

About PRA Group, Inc.
As a global leader in acquiring and collecting nonperforming loans, PRA Group, Inc. returns capital to banks and other creditors to help expand financial services for consumers in the Americas and Europe. With almost 5,400 employees worldwide, PRA Group, Inc. companies collaborate with customers to help them resolve their debt. For more information, please visit www.pragroup.com.

About Forward-Looking Statements
Statements made herein which are not historical in nature, including PRA Group, Inc.'s or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group, Inc.'s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group, Inc. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group, Inc.'s filings with the Securities and Exchange Commission including but not limited to PRA Group, Inc.'s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group, Inc.'s website and contain a detailed discussion of PRA Group, Inc.'s business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA Group, Inc. assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group, Inc.'s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

PRA Group, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2018	2017	2018	2017

Revenues:
Income recognized on finance receivables	$ 231,029	$ 203,397	$ 891,899	$ 795,435
Fee income	4,686	6,043	14,916	24,916
Other revenue	1,027	1,454	1,441	7,855
Total revenues	236,742	210,894	908,256	828,206

Net allowance charges	(21,381)	(2,486)	(33,425)	(11,898)

Operating expenses:
Compensation and employee services	79,123	69,253	319,400	273,033
Legal collection fees	11,501	10,061	42,941	43,351
Legal collection costs	33,281	18,781	104,988	76,047
Agency fees	9,088	7,877	33,854	35,530
Outside fees and services	17,068	15,815	61,492	62,792
Communication	10,645	8,028	43,224	33,132
Rent and occupancy	4,319	3,985	16,906	14,823
Depreciation and amortization	5,092	4,666	19,322	19,763
Other operating expenses	13,030	12,032	47,444	44,103
Total operating expenses	183,147	150,498	689,571	602,574
Income from operations	32,214	57,910	185,260	213,734

Other income and (expense):
Gain on sale of subsidiaries	26,575	-	26,575	48,474
Interest expense, net	(33,549)	(28,379)	(121,078)	(98,041)
Foreign exchange (loss)/gain	(4,553)	317	(944)	(1,104)
Other	(381)	(2,790)	(316)	(2,790)
Income before income taxes	20,306	27,058	89,497	160,273

Income tax expense/(benefit)	1,980	(63,709)	13,763	(10,852)
Net income	18,326	90,767	75,734	171,125
Adjustment for net income attributable to noncontrolling interests	3,384	1,847	10,171	6,810
Net income attributable to PRA Group, Inc.	$ 14,942	$ 88,920	$ 65,563	$ 164,315

Net income per common share attributable to PRA Group, Inc.:
Basic	$ 0.33	$ 1.97	$ 1.45	$ 3.60
Diluted	$ 0.33	$ 1.96	$ 1.44	$ 3.59

Weighted average number of shares outstanding:
Basic	45,304	45,170	45,280	45,671
Diluted	45,394	45,318	45,413	45,823

PRA Group, Inc.
Consolidated Balance Sheets
December 31, 2018 and December 31, 2017
(Amounts in thousands)
	(unaudited)
	December 31,	December 31,
ASSETS	2018	2017

Cash and cash equivalents	$ 98,695	$ 120,516
Investments	45,173	78,290
Finance receivables, net	3,084,777	2,776,199
Other receivables, net	46,157	15,770
Income taxes receivable	16,809	21,686
Net deferred tax asset	61,453	56,459
Property and equipment, net	54,136	49,311
Goodwill	464,116	526,513
Intangible assets, net	5,522	23,572
Other assets	32,721	32,656

Total assets	$ 3,909,559	$ 3,700,972

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$ 6,110	$ 4,992
Accrued expenses	79,396	85,993
Income taxes payable	15,080	10,771
Net deferred tax liability	114,979	171,185
Interest-bearing deposits	82,666	98,580
Borrowings	2,473,656	2,170,182
Other liabilities	7,370	9,018

Total liabilities	2,779,257	2,550,721

Redeemable noncontrolling interest	6,333	9,534

Equity:
Preferred stock, par value $0.01, authorized shares, 2,000,
issued and outstanding shares, 0	-	-
Common stock, par value $0.01, 100,000 shares authorized, 45,304 shares issued and outstanding at December 31, 2018; 100,000 shares authorized,
45,189 shares issued and outstanding at December 31, 2017	453	452
Additional paid-in capital	60,303	53,870
Retained earnings	1,276,473	1,214,840
Accumulated other comprehensive loss	(242,109)	(178,607)
Total stockholders' equity - PRA Group, Inc.	1,095,120	1,090,555
Noncontrolling interests	28,849	50,162
Total equity	1,123,969	1,140,717
Total liabilities and equity	$ 3,909,559	$ 3,700,972

Select Expenses (Income)
(in thousands)	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Acquisition/divestiture-related expenses		-	4	10	-	-	-	2,100
Legal costs not associated with normal operations	647	95	231	92	160	218	2,615	1,024
Noncash interest expense - amortization of debt discount	2,986	2,958	2,904	2,877	2,823	2,796	1,809	1,155
Noncash interest expense - amortization of debt issuance costs	2,723	2,524	2,532	2,553	2,501	2,505	2,635	1,928
Change in fair value on Interest rate swap agreements	673	(504)	972	(3,673)	420	(1,025)	(1,578)	158
Amortization of intangibles	907	994	1,133	1,222	1,016	1,037	869	1,410
Share-based compensation expense	1,600	2,361	2,146	2,415	2,415	2,218	1,846	2,199

Purchase Price Mutiples
as of December 31, 2018
Amounts in thousands

Purchase Period	Purchase Price (1)(2)	Net Finance Receivables Balance(3)	ERC-Historical Period Exchange Rates (4)	Total Estimated Collections (5)	ERC-Current Period Exchange Rates (6)	Current Estimated Purchase Price Multiple	Original Estimated Purchase Price Multiple (7)
Americas-Core
1996-2008	$ 804,883	$ 9,108	$ 35,385	$ 2,423,212	$ 35,385	301%	236%
2009	125,153	653	22,518	459,318	22,518	367%	252%
2010	148,199	4,644	37,181	534,994	37,181	361%	247%
2011	209,607	10,434	64,203	738,173	64,203	352%	245%
2012	254,142	19,643	79,446	681,221	79,446	268%	226%
2013	391,031	50,555	143,328	942,934	143,328	241%	211%
2014	405,459	81,050	210,315	930,676	206,685	230%	204%
2015	444,063	134,024	310,233	965,382	310,059	217%	205%
2016	454,552	196,236	458,039	1,041,655	452,225	229%	201%
2017	534,410	371,366	724,197	1,112,042	720,535	208%	193%
2018	658,490	630,508	1,204,192	1,327,453	1,201,445	202%	202%
Subtotal	4,429,989	1,508,221	3,289,037	11,157,060	3,273,010
Americas-Insolvency
2004-2008	241,465	-	658	365,653	658	151%	155%
2009	155,988	-	1,232	470,626	1,232	302%	214%
2010	208,942	-	2,191	547,219	2,191	262%	184%
2011	180,434	-	434	368,821	434	204%	155%
2012	251,419	-	356	389,910	356	155%	136%
2013	227,904	-	5,820	355,738	5,820	156%	133%
2014	148,712	7,493	16,938	215,568	16,896	145%	124%
2015	63,184	16,234	22,790	83,989	22,790	133%	125%
2016	92,285	30,580	39,669	114,088	39,516	124%	123%
2017	275,293	155,609	200,144	346,550	200,144	126%	125%
2018	99,386	95,194	119,444	126,142	119,444	127%	127%
Subtotal	1,945,012	305,110	409,676	3,384,304	409,481
Total Americas	6,375,001	1,813,331	3,698,713	14,541,364	3,682,491
Europe-Core
2012	20,424	-	1,387	39,210	1,086	192%	187%
2013	20,347	100	831	24,227	639	119%	119%
2014	796,899	240,603	921,669	2,173,128	791,947	273%	208%
2015	420,956	189,588	421,252	751,455	377,175	179%	160%
2016	348,436	225,044	395,574	582,324	394,089	167%	167%
2017	247,757	188,893	284,707	357,298	276,223	144%	144%
2018 (8)	346,933	325,907	488,989	513,635	484,567	148%	148%
Subtotal	2,201,752	1,170,135	2,514,409	4,441,277	2,325,726
Europe-Insolvency
2014	10,876	985	2,656	18,010	2,389	166%	129%
2015	19,396	5,059	10,245	29,042	8,805	150%	139%
2016	42,190	19,002	29,476	61,117	28,993	145%	130%
2017	38,830	31,688	41,590	50,661	40,206	130%	128%
2018	45,636	44,577	55,360	56,029	54,569	123%	123%
Subtotal	156,928	101,311	139,327	214,859	134,962
Total Europe	2,358,680	1,271,446	2,653,736	4,656,136	2,460,688
Total PRA Group	$ 8,733,681	$ 3,084,777	$ 6,352,449	$ 19,197,500	$ 6,143,179

(1) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(2) For our international amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the pool was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period-end exchange rate for the respective quarter of purchase.

(3) For our international amounts, Net Finance Receivables are presented at the December 31, 2018 exchange rate.
(4) For our international amounts, Estimated Remaining Collections ("ERC")-Historical Period Exchange Rates is presented at the period-end exchange rate for the respective quarter of purchase.
(5) For our international amounts, Total Estimated Collections is presented at the period-end exchange rate for the respective quarter of purchase.
(6) For our international amounts, ERC-Current Period Exchange Rates is presented at the December 30, 2018 exchange rate.
(7) The Original Estimated Purchase Price Multiple represents the purchase price multiple at the end of the year of acquisition.
(8) The Europe-Core purchases include a $34.9 million finance receivables portfolio addition in the third quarter of 2018 relating to the consolidation of a Polish investment fund.

Portfolio Financial Information
Year-to-date as of December 31, 2018
Amounts in thousands

Purchase Period	Purchase Price (1)(2)	Cash Collections(3)	Gross Revenue(3)	Amortization (3)	Net Allowance Charges/ (Reversals)(3)	Net Revenue (3)(4)	Net Finance Receivables as of December 31, 2018 (5)
Americas-Core
1996-2008	$ 804,883	$ 15,092	$ 10,645	$ 4,447	$ (1,970)	$ 12,615	$ 9,108
2009	125,153	8,180	7,899	281	125	7,774	653
2010	148,199	11,140	9,654	1,486	(2,625)	12,279	4,644
2011	209,607	21,622	18,912	2,710	25	18,887	10,434
2012	254,142	27,797	18,251	9,546	(4,005)	22,256	19,643
2013	391,031	56,449	41,274	15,175	11,480	29,794	50,555
2014	405,459	82,244	58,426	23,818	22,395	36,031	81,050
2015	444,063	126,605	74,083	52,522	4,632	69,451	134,024
2016	454,552	194,605	110,399	84,206	631	109,768	196,236
2017	534,410	278,733	155,298	123,435	318	154,980	371,366
2018	658,490	122,712	96,202	26,510	-	96,202	630,508
Subtotal	4,429,989	945,179	601,043	344,136	31,006	570,037	1,508,221
Americas-Insolvency
2004-2008	241,465	356	356	-	-	356	-
2009	155,988	747	747	-	-	747	-
2010	208,942	1,352	1,352	-	-	1,352	-
2011	180,434	1,584	1,584	-	-	1,584	-
2012	251,419	4,284	4,284	-	-	4,284	-
2013	227,904	21,948	14,364	7,584	-	14,364	-
2014	148,712	28,759	9,433	19,326	-	9,433	7,493
2015	63,184	19,769	3,793	15,976	-	3,793	16,234
2016	92,285	25,047	4,209	20,838	435	3,774	30,580
2017	275,293	97,315	17,518	79,797	-	17,518	155,609
2018	99,386	6,700	2,509	4,191	-	2,509	95,194
Subtotal	1,945,012	207,861	60,149	147,712	435	59,714	305,110
Total Americas	6,375,001	1,153,040	661,192	491,848	31,441	629,751	1,813,331
Europe-Core
2012	20,424	1,996	2,000	(4)	-	2,000	-
2013	20,347	1,331	894	437	-	894	100
2014	796,899	206,255	131,812	74,443	(1,393)	133,205	240,603
2015	420,956	80,858	34,556	46,302	(3,258)	37,814	189,588
2016	348,436	72,603	28,839	43,764	6,035	22,804	225,044
2017	247,757	56,033	15,027	41,006	599	14,428	188,893
2018 (6)	346,933	24,326	6,585	17,741	-	6,585	325,907
Subtotal	2,201,752	443,402	219,713	223,689	1,983	217,730	1,170,135
Europe-Insolvency
2014	10,876	2,620	1,496	1,124	-	1,496	985
2015	19,396	4,783	1,891	2,892	(63)	1,954	5,059
2016	42,190	12,856	4,941	7,915	64	4,877	19,002
2017	38,830	7,862	2,411	5,451	-	2,411	31,688
2018	45,636	642	255	387	-	255	44,577
Subtotal	156,928	28,763	10,994	17,769	1	10,993	101,311
Total Europe	2,358,680	472,165	230,707	241,458	1,984	228,723	1,271,446
Total PRA Group	$ 8,733,681	$ 1,625,205	$ 891,899	$ 733,306	$ 33,425	$ 858,474	$ 3,084,777

(1) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(2) For our international amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the pool was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period-end exchange rate for the respective quarter of purchase.

(3) For our international amounts, amounts are presented using the average exchange rates during the current reporting period.
(4) Net Revenue refers to income recognized on finance receivables, net of allowance charges/(reversals).
(5) For our international amounts, Net Finance Receivables are presented at the December 31, 2018 exchange rate.
(6) The Europe-Core purchases include a $34.9 million finance receivables portfolio addition in the third quarter of 2018 relating to the consolidation of a Polish investment fund.

Cash Collections by Year, By Year of Purchase(1)
as of December 31, 2018
Amounts in thousands

Purchase Period	Purchase Price (2)(3)	Cash Collections
		1996-2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Total
Americas-Core
1996-2008	$ 804,883	$ 1,366,034	$ 240,929	$ 200,052	$ 169,205	$ 132,255	$ 95,262	$ 66,274	$ 46,277	$ 29,734	$ 19,458	$ 15,092	$ 2,380,572
2009	125,153	—	40,703	95,627	84,339	69,385	51,121	35,555	24,896	16,000	10,994	8,180	436,800
2010	148,199	—	—	47,076	113,554	109,873	82,014	55,946	38,110	24,515	15,587	11,140	497,815
2011	209,607	—	—	—	61,971	174,461	152,908	108,513	73,793	48,711	31,991	21,622	673,970
2012	254,142	—	—	—	—	56,901	173,589	146,198	97,267	59,981	40,042	27,797	601,775
2013	391,031	—	—	—	—	—	101,614	247,849	194,026	120,789	78,880	56,449	799,607
2014	405,459	—	—	—	—	—	—	92,660	253,448	170,311	114,219	82,244	712,882
2015	444,063	—	—	—	—	—	—	—	116,951	228,432	185,898	126,605	657,886
2016	454,552	—	—	—	—	—	—	—	—	138,723	256,531	194,605	589,859
2017	534,410	—	—	—	—	—	—	—	—	—	107,327	278,733	386,060
2018	658,490	—	—	—	—	—	—	—	—	—	—	122,712	122,712
Subtotal	4,429,989	1,366,034	281,632	342,755	429,069	542,875	656,508	752,995	844,768	837,196	860,927	945,179	7,859,938
Americas-Insolvency
2004-2008	241,465	117,972	69,736	65,321	53,924	37,530	13,534	3,035	1,836	1,098	653	356	364,995
2009	155,988	—	16,635	81,780	102,780	107,888	95,725	53,945	5,781	2,531	1,581	747	469,393
2010	208,942	—	—	39,486	104,499	125,020	121,717	101,873	43,649	5,008	2,425	1,352	545,029
2011	180,434	—	—	—	15,218	66,379	82,752	85,816	76,915	35,996	3,726	1,584	368,386
2012	251,419	—	—	—	—	17,388	103,610	94,141	80,079	60,715	29,337	4,284	389,554
2013	227,904	—	—	—	—	—	52,528	82,596	81,679	63,386	47,781	21,948	349,918
2014	148,712	—	—	—	—	—	—	37,045	50,880	44,313	37,350	28,759	198,347
2015	63,184	—	—	—	—	—	—	—	3,395	17,892	20,143	19,769	61,199
2016	92,285	—	—	—	—	—	—	—	—	18,869	30,426	25,047	74,342
2017	275,293	—	—	—	—	—	—	—	—	—	49,093	97,315	146,408
2018	99,386	—	—	—	—	—	—	—	—	—	—	6,700	6,700
Subtotal	1,945,012	117,972	86,371	186,587	276,421	354,205	469,866	458,451	344,214	249,808	222,515	207,861	2,974,271
Total Americas	6,375,001	1,484,006	368,003	529,342	705,490	897,080	1,126,374	1,211,446	1,188,982	1,087,004	1,083,442	1,153,040	10,834,209
Europe-Core
2012	20,424	—	—	—	—	11,604	8,995	5,641	3,175	2,198	2,038	1,996	35,647
2013	20,347	—	—	—	—	—	7,068	8,540	2,347	1,326	1,239	1,331	21,851
2014	796,899	—	—	—	—	—	—	153,180	291,980	246,365	220,765	206,255	1,118,545
2015	420,956	—	—	—	—	—	—	—	45,760	100,263	86,156	80,858	313,037
2016	348,436	—	—	—	—	—	—	—	—	40,368	78,915	72,603	191,886
2017	247,757	—	—	—	—	—	—	—	—	—	17,894	56,033	73,927
2018 (4)	346,933	—	—	—	—	—	—	—	—	—	—	24,326	24,326
Subtotal	2,201,752	-	-	-	-	11,604	16,063	167,361	343,262	390,520	407,007	443,402	1,779,219
Europe-Insolvency
2014	10,876	—	—	—	—	—	—	5	4,297	3,921	3,207	2,620	14,050
2015	19,396	—	—	—	—	—	—	—	2,954	4,366	5,013	4,783	17,116
2016	42,190	—	—	—	—	—	—	—	—	6,175	12,703	12,856	31,734
2017	38,830	—	—	—	—	—	—	—	—	—	1,233	7,862	9,095
2018	45,636	—	—	—	—	—	—	—	—	—	—	642	642
Subtotal	156,928	-	-	-	-	-	-	5	7,251	14,462	22,156	28,763	72,637
Total Europe	2,358,680	-	-	-	-	11,604	16,063	167,366	350,513	404,982	429,163	472,165	1,851,856
Total PRA Group	$ 8,733,681	$ 1,484,006	$ 368,003	$ 529,342	$ 705,490	$ 908,684	$ 1,142,437	$ 1,378,812	$ 1,539,495	$ 1,491,986	$ 1,512,605	$ 1,625,205	$ 12,686,065

(1) For our international amounts, Cash Collections are presented using the average exchange rates during the cash collection period.
(2) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(3) For our international amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the portfolio was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period end exchange rate for the respective quarter of purchase.

(4) The Europe-Core purchases include a $34.9 million finance receivables portfolio addition in the third quarter of 2018 relating to the consolidation of a Polish investment fund.

PRA Group, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months Ended December 31, 2017			Twelve Months Ended December 31, 2017
	As Previously Reported			As Previously Reported
			As Corrected			As Corrected
		Correction			Correction
Revenues:
Income recognized on finance receivables	$ 200,663	$ 2,734	$ 203,397	$ 792,701	$ 2,734	$ 795,435
Fee income	6,043	-	6,043	24,916	-	24,916
Other revenue	1,454	-	1,454	7,855	-	7,855
Total revenues	208,160	2,734	210,894	825,472	2,734	828,206

Net allowance charges	(2,486)	-	(2,486)	(11,898)	-	(11,898)

Operating expenses:
Compensation and employee services	69,253	-	69,253	273,033	-	273,033
Legal collection fees	10,061	-	10,061	43,351	-	43,351
Legal collection costs	18,781	-	18,781	76,047	-	76,047
Agency fees	7,877	-	7,877	35,530	-	35,530
Outside fees and services	15,815	-	15,815	62,792	-	62,792
Communication	8,028	-	8,028	33,132	-	33,132
Rent and occupancy	3,985	-	3,985	14,823	-	14,823
Depreciation and amortization	4,666	-	4,666	19,763	-	19,763
Other operating expenses	12,032	-	12,032	44,103	-	44,103
Total operating expenses	150,498	-	150,498	602,574	-	602,574
Income from operations	55,176	2,734	57,910	211,000	2,734	213,734

Other income and (expense):
Gain on sale of subsidiaries	-	-	-	48,474	-	48,474
Interest expense, net	(28,379)	-	(28,379)	(98,041)	-	(98,041)
Foreign exchange gain/(loss)	317	-	317	(1,104)	-	(1,104)
Other	(2,790)	-	(2,790)	(2,790)	-	(2,790)
Income before income taxes	24,324	2,734	27,058	157,539	2,734	160,273

Income tax (benefit)/expense	(64,393)	684	(63,709)	(11,536)	684	(10,852)
Net income	88,717	2,050	90,767	169,075	2,050	171,125
Adjustment for net income attributable to noncontrolling interests	1,847	-	1,847	6,810	-	6,810
Net income attributable to PRA Group, Inc.	$ 86,870	$ 2,050	$ 88,920	$ 162,265	$ 2,050	$ 164,315

Net income per common share attributable to PRA Group, Inc.:
Basic	$ 1.92	$ 0.05	$ 1.97	$ 3.55	$ 0.04	$ 3.60
Diluted	$ 1.92	$ 0.05	$ 1.96	$ 3.54	$ 0.04	$ 3.59

Weighted average number of shares outstanding:
Basic	45,170	45,170	45,170	45,671	45,671	45,671
Diluted	45,318	45,318	45,318	45,823	45,823	45,823

Investor Contact:
Darby Schoenfeld, CPA
Vice President, Investor Relations
(757) 431-7913
IR@PRAGroup.com

News Media Contact:
Elizabeth Kersey
Vice President, Communications and Public Policy
(757) 431-3398
Elizabeth.Kersey@PRAGroup.com